UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 24, 2005

                         GENESIS HEALTHCARE CORPORATION

             (Exact name of registrant as specified in its charter)

          Pennsylvania                    000-50351              20-0023783
 (State or other jurisdiction of  (Commission File Number)     (IRS Employer
          incorporation                                      Identification No.)

                 101 East State Street, Kennett Square, PA 19348
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code: 610-444-6350

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

      On February 24, 2005, Genesis HealthCare Corporation ("GHC") issued a press release announcing the pricing of $150.0 million in aggregate principal amount of its 2.5% convertible senior subordinated debentures due 2025 through a private offering to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended. A copy of this press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

            (a)   Financial statements of businesses acquired.

                  Not applicable.

            (b)   Pro forma financial information.

                  Not applicable.

            (c)   Exhibits.

                  The following exhibit is filed with this Current Report on Form 8-K:

                  Exhibit          Description
                  -------          -----------

                  99.1             Press Release, dated February 24, 2005

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 25, 2005                    GENESIS HEALTHCARE CORPORATION


                                           By:  /s/ James V. McKeon
                                              ---------------------------------
                                              Name:  James V. McKeon
                                              Title: Chief Financial Officer